SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 23, 2001


                             MICREL, INCORPORATED
                          --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                                --------------
                 (State or Other Jurisdiction of Incorporation)


        0-25236                                        94-2526744
      -----------                                    --------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


                2180 Fortune Drive, San Jose, CA         95131
              --------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                 (408) 944-0800
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               ------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.      Other Events.

   On July 23, 2001 Micrel, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2001. A copy of the press release issued is attached hereto and filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

      Not Applicable.

(b)   Pro Forma Financial Information

      Not Applicable.

(c)   Exhibits

      99.1 Press Release of Micrel, Incorporated, dated July 23, 2001, announcing its financial results for the quarter ended June 30, 2001.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                        (the Registrant)


                                    By:  /s/ Raymond D. Zinn
                                        -------------------------------------
                                             Raymond D. Zinn
                                        President and Chief Executive Officer

Dated:  July 23, 2001

                                 EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------
     99.1        Press Release of Micrel, Incorporated, dated July 23, 2001, announcing its financial results  for the quarter ended
                 June 30, 2001.

                                                                Exhibit 99.1

Contact: Richard Crowley
Micrel, Incorporated
1849 Fortune Drive
San Jose, CA 95131
Phone:   (408) 944-0800

Press Release

MICREL REPORTS SECOND QUARTER 2001 RESULTS

Revenue of $50.8 million dollars, Pro Forma earnings per share of $0.01

   SAN JOSE, CALIFORNIA (July 23, 2001) - Micrel, Incorporated (Nasdaq NM:
MCRL) today reported its financial results for the second quarter ended
June 30, 2001. The financial amounts for all periods presented include the results of Kendin Communications, which Micrel acquired on May 30, 2001. The acquisition has been accounted for as a pooling-of-interests.

   Like virtually all semiconductor companies the combination of a global economic slowdown, ongoing inventory corrections, weakness in end market demand, and extremely short lead times for semiconductor components resulted in continued weakness in orders for Micrel's products throughout the second quarter. Total revenue of $50.8 million was 37% below the second quarter 2000 revenue of $80.2 million and declined 32% sequentially from Q1 2001 revenue of $75.0 million.

   Excluding non-recurring acquisition related expenses, pro forma net income for the second quarter was $1.1 million and pro forma earnings per share was $0.01. Including one-time expenses related to the Kendin acquisition of $8.9 million, Micrel recorded a net loss of $7.8 million which equates to loss of $0.09 per basic share outstanding. Micrel's focus on cost reduction during the quarter resulted in an 18% decrease in ongoing operating expenses on a sequential basis.

   "The semiconductor industry is in the midst of what many are predicting to be the most severe downturn it has ever experienced," said Ray Zinn, president and CEO of Micrel. "Micrel's revenues continue to be impacted by the many forces that have combined to create this slump, particularly the weakness in communications related markets. Despite the unfavorable market environment, our focus on expense control enabled the Company to achieve breakeven results on an ongoing basis for the second quarter."

   "We are excited to now have Kendin Communications as part of Micrel," stated Zinn. Kendin is a fabless semiconductor Company that has developed industry-leading mixed-signal integrated circuits, which serve the Fast Ethernet and Gigabit Ethernet physical layer and switching chip markets.
Zinn continued, "The assimilation process is going well and Kendin operations contributed positively to the Company's bottom line in the second quarter."

   Micrel's new product effort continued to gain momentum in the second quarter with the release of twenty-five new standard products. The Company continues to expand its "Best-in-Class" portfolio of high performance analog products. The Company released twelve new analog products in the second quarter including the MIC280, the world's smallest two zone thermal supervisor, which is a quarter of the size of existing products. The Company also expanded its family of hot swap power controllers, high performance op amps and LDO regulators during the second quarter.

   During the quarter Micrel released the first member of Micrel's
GigaProTM family of high speed communication devices produced on its in-house silicon germanium process. The SY55016 is a line driver/receiver capable of supporting data rates in excess of 10 Gbps for optical networking, 10 gigabit ethernet and other high speed electronic applications.

   "The array of high performance new products produced by our technical team in Q2 and the continued strength in customer design wins reported in the quarter reinforces our belief that Micrel is well positioned to resume growth once economic conditions improve," stated Ray Zinn. "However, in the face of spreading weakness in the worldwide economy customers are currently ordering only to fill short-term needs. Current supplier lead times of less than two weeks compared to up to 16 weeks one year ago severely hampers visibility making it difficult to predict near term results."

   Ray Zinn concluded, "In light of the ongoing weakness in demand Micrel will continue to take prudent steps to control expenses in the short term. Our balance sheet is strong and gives us the flexibility to invest in the development of new products and technologies that will fuel Micrel's growth that we are confident will materialize once the current slowdown passes."

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995

   This release includes statements that qualify as forward-looking statements under the Private Securities Reform Act of 1995. Those statements include statements about the following topics: our expectations regarding future financial results, including revenues, net income, factory utilization, gross margins, spending levels, operating expenses and earnings per share; our business plans, including our plans to continue investing in new product development and to provide further guidance in the future; our expectations regarding future customer demand, cancellations, and new order rates; and our expectations to account for the Kendin transaction as a pooling-of-interests. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: continued softness in demand for our products; a continuation of customer decisions to cancel, reschedule, or delay orders for our products; economic or financial difficulties experienced by our customers; the effect of business conditions in the computer, telecommunications and industrial markets, the impact of any current or future acquisitions, changes in demand for networking or high bandwidth communications products, the impact of competitive products and pricing and alternative technological advances, the worldwide financial situation, and the timely and successful development and
market acceptance of new products and upgrades to existing products.   For
further discussion of these risks and uncertainties, we refer you to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and
its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.   All
forward-looking statements are made as of today, and the Company disclaims any duty to update such statements.

About Micrel

   Micrel is a leading manufacturer of advanced high-performance analog, mixed-signal and digital ICs. These products include low drop-out and switching voltage regulators, PCMCIA and USB power controllers, high speed communications interfaces, operational amplifiers, comparators, voltage references, power drivers, RF devices, high speed logic and clock management ICs. Applications for these products include palmtop, notebook and desktop computers, computer peripherals, cellular phones, high speed communications systems, fiber optic communications modules, automatic test equipment, consumer electronics, industrial and process control products and avionics systems, automatic test equipment, consumer electronics, industrial and process control products and avionics systems. Micrel's Kendin operation designs, develops and markets PHYs, repeaters and switches for Ethernet, Fast Ethernet and Gigabit Ethernet applications.

   For further information, contact Richard Crowley at Micrel, Incorporated, 1849 Fortune Drive, San Jose, California 95131, (408) 944-0800 or visit our Website at http://www.micrel.com.

MICREL POSTS SECOND QUARTER CY01
July 23, 2001
Page 5


                             MICREL, INCORPORATED
           GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                   (In thousands, except per share amounts)
                                 (Unaudited)

                                     Three Months Ended     Six Months Ended
                                          June 30,              June 30,
                                     ------------------    ------------------
                                       2001      2000        2001     2000
                                     --------  --------    --------  --------
Net revenues                         $ 50,774  $ 80,239    $125,725  $149,257

Cost of revenues                       30,437    34,439      65,357    64,637
                                     --------  --------    --------  --------
Gross profit                           20,337    45,800      60,368    84,620
                                     --------  --------    --------  --------

Operating expenses:
  Research and development             12,488     8,993      25,542    18,513
  Selling, general and administrative   7,624    11,006      19,166    20,869
  Non-recurring acquisition expenses    8,894        -        8,894        -
                                     --------  --------    --------  --------
    Total operating expenses           29,006    19,999      53,602    39,382

Income(loss) from operations           (8,669)   25,801       6,766    45,238
Other income, net                       1,411       876       3,160     1,547
                                     --------  --------    --------  --------

Income(loss) before income taxes       (7,258)   26,677       9,926    46,785
Provision for income taxes                564     8,806       6,486    15,929
                                     --------  --------    --------  --------

Net income(loss)                     $ (7,822) $ 17,871    $  3,440  $ 30,856
                                     ========  ========    ========  ========

Net income(loss) per share:
  Basic                              $  (0.09) $   0.20    $   0.04  $   0.35
                                     ========  ========    ========  ========
  Diluted                            $  (0.09) $   0.18    $   0.03  $   0.31
                                     ========  ========    ========  ========

Shares used in computing per
 share amounts:
  Basic                                91,888    88,888      91,412    88,338
                                     ========  ========    ========  ========
  Diluted                              91,888    99,393      99,709    99,031
                                     ========  ========    ========  ========

MICREL POSTS SECOND QUARTER CY01
July 23, 2001
Page 6

                             MICREL, INCORPORATED
         PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                   (In thousands, except per share amounts)
                                 (Unaudited)

                                     Three Months Ended     Six Months Ended
                                          June 30,              June 30,
                                     ------------------    ------------------
                                       2001      2000        2001     2000
                                     --------  --------    --------  --------
Net revenues                         $ 50,774  $ 80,239    $125,725  $149,257

Cost of revenues                       30,437    34,439      65,357    64,637
                                     --------  --------    --------  --------
Gross profit                           20,337    45,800      60,368    84,620

Operating expenses                     20,112    19,999      44,708    39,382
                                     --------  --------    --------  --------

Proforma income from operations           225    25,801      15,660    45,238

Other income, net                       1,411       876       3,160     1,547
                                     --------  --------    --------  --------
Proforma income before income taxes     1,636    26,677      18,820    46,785

Provision for income taxes                564     8,806       6,486    15,929
                                     --------  --------    --------  --------
Proforma net income                  $  1,072  $ 17,871    $ 12,334  $ 30,856
                                     ========  ========    ========  ========

Proforma net income per share:
  Basic                              $   0.01  $   0.20    $   0.13  $   0.35
                                     ========  ========    ========  ========
  Diluted                            $   0.01  $   0.18    $   0.12  $   0.31
                                     ========  ========    ========  ========
Shares used in computing per
 share amounts:
  Basic                                91,888    88,888      91,412    88,338
                                     ========  ========    ========  ========
  Diluted                             100,710    99,393     100,331    99,031
                                     ========  ========    ========  ========

                    RECONCILIATION OF PROFORMA ADJUSTMENTS
                                (In thousands)
                                 (Unaudited)


Proforma net income                  $  1,072  $ 17,871    $ 12,334  $ 30,856

Non-recurring acquisition expenses:
  Acquisition transaction costs         6,887        -        6,887        -
  Stock based compensation              2,007        -        2,007        -
                                     --------  --------    --------  --------
                                        8,894        -        8,894        -

                                     --------  --------    --------  --------
GAAP net income(loss)                $ (7,822) $ 17,871    $  3,440  $ 30,856
                                     ========  ========    ========  ========

MICREL POSTS SECOND QUARTER CY01
July 23, 2001
Page 7

                             MICREL, INCORPORATED
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                (In thousands)

                                                     June 30,    December 31,
                                                       2001          2000 (1)
                                                   ------------  ------------
                                                  (Unaudited)
ASSETS
CURRENT ASSETS:
  Cash, cash equivalents and short-term investments $  141,332    $  123,090
  Accounts receivable, net                              29,866        62,843
  Inventories                                           31,965        28,983
  Deferred income taxes                                 25,926        23,838
  Other current assets                                   1,727         1,565
                                                    ----------    ----------
    Total current assets                               230,816       240,319

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET              121,544        112,125
INTANGIBLE ASSETS, NET                                   4,692          5,775
OTHER ASSETS                                               493            378

                                                    ----------    ----------
TOTAL                                               $  357,545    $  358,597
                                                    ==========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES                                 $   52,986    $   69,421
LONG-TERM OBLIGATIONS                                    6,958         9,211
SHAREHOLDERS' EQUITY:
  Common stock                                         129,672       116,139
  Deferred stock compensation                           (4,345)       (4,524)
  Accumulated other comprehensive loss                     (22)          (32)
  Retained earnings                                    172,296       168,382
                                                    ----------    ----------
TOTAL SHAREHOLDERS' EQUITY                             297,601       279,965

                                                    ----------    ----------
TOTAL                                               $  357,545    $  358,597
                                                    ==========    ==========

 (1) Derived from the December 31, 2000 audited balance sheet included in the 2000 Annual Report on Form 10-K of Micrel, Incorporated and the December 31, 2000 audited balance sheet of Kendin Communications, Inc.

MICREL POSTS SECOND QUARTER CY01
July 23, 2001
Page 8
                                      SUPPLEMENTAL FINANCIAL DATA
                                          MICREL, INCORPORATED
                               CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                RESTATED TO INCLUDE KENDIN COMMUNICATIONS
                                ACCOUNTED FOR AS A POOLING-OF-INTERESTS
                                (In thousands, except per share amounts)
                                              (Unaudited)

                                 Total     1st Qtr.  2nd Qtr.  3rd Qtr.  4th Qtr.    Total     1st Qtr.
                                 1999        2000      2000      2000      2000      2000        2001
                               --------    --------  --------  --------  --------  --------    --------
Net revenues                   $200,016    $ 69,018  $ 80,239  $ 94,682  $102,396  $346,335    $ 74,951

Cost of revenues                 88,423      30,198    34,439    39,121    42,563   146,321      34,920
                               --------    --------  --------  --------  --------  --------    --------

Gross profit                    111,593      38,820    45,800    55,561    59,833   200,014      40,031

Operating expenses:
  Research and development       29,518       9,520     8,993    10,779    12,162    41,454      13,054
  Selling, general and
   administrative                29,335       9,863    11,006    11,660    12,447    44,976      11,542
  Purchased in-process
   technology                       603          -         -         -         -         -           -
                               --------    --------  --------  --------  --------  --------    --------
    Total operating expenses     59,456      19,383    19,999    22,439    24,609    86,430      24,596

Income from operations           52,137      19,437    25,801    33,122    35,224   113,584      15,435
Other income, net                   692         671       876     1,465     1,727     4,739       1,749
                               --------    --------  --------  --------  --------  --------    --------

Income before income taxes       52,829      20,108    26,677    34,587    36,951   118,323      17,184
Provision for income taxes       17,634       7,123     8,806    11,415    12,193    39,537       5,922
                               --------    --------  --------  --------  --------  --------    --------

Net income                     $ 35,195    $ 12,985  $ 17,871  $ 23,172  $ 24,758  $ 78,786    $ 11,262
                               ========    ========  ========  ========  ========  ========    ========

Net income per share:
  Basic                        $   0.41    $   0.15  $   0.20  $   0.26  $   0.27  $   0.88    $   0.12
                               ========    ========  ========  ========  ========  ========    ========
  Diluted                      $   0.37    $   0.13  $   0.18  $   0.23  $   0.25  $   0.79    $   0.11
                               ========    ========  ========  ========  ========  ========    ========

Shares used in computing per
 share amounts:
  Basic                          85,762      87,788    88,888    89,811    90,479    89,242      90,936
                               ========    ========  ========  ========  ========  ========    ========
  Diluted                        93,941      98,846    99,393   101,283   100,039    99,926      99,951
                               ========    ========  ========  ========  ========  ========    ========

MICREL POSTS SECOND QUARTER CY01
July 23, 2001
Page 9

                                       SUPPLEMENTAL FINANCIAL DATA
                                          MICREL, INCORPORATED
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                               RESTATED TO INCLUDE KENDIN COMMUNICATIONS
                                 ACCOUNTED FOR AS A POOLING-OF-INTERESTS
                                             (In thousands)
                                              (Unaudited)


                                         Dec. 31,    Mar. 31,  June 30,  Sep. 30,  Dec. 31,    Mar. 31,
                                           1999        2000      2000      2000      2000        2001
                                         --------    --------  --------  --------  --------    --------
ASSETS
CURRENT ASSETS:
  Cash, cash equivalents and short-term
   investments                           $ 56,722    $ 63,649  $ 84,283  $102,491  $123,090    $137,737
  Accounts receivable, net                 40,113      45,249    51,870    60,443    62,843      54,240
  Inventories                              24,278      22,666    23,141    23,750    28,983      28,622
  Deferred income taxes                    15,401      16,605    17,218    20,580    23,838      24,315
  Other current assets                      1,173       1,839     1,531     1,717     1,565       2,422
                                         --------    --------  --------  --------  --------    --------
    Total current assets                  137,687     150,008   178,043   208,981   240,319     247,336

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET  67,784      73,537    81,993    91,999   112,125     118,484
INTANGIBLE ASSETS, NET                      7,933       7,399     6,858     6,316     5,775       5,233
OTHER ASSETS                                  560         544       414       384       378         419
                                         --------    --------  --------  --------  --------    --------

TOTAL                                    $213,964    $231,488  $267,308  $307,680  $358,597    $371,472
                                         ========    ========  ========  ========  ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES                      $ 48,908    $ 46,726  $ 55,111  $ 51,854  $ 69,421   $ 66,445
LONG-TERM OBLIGATIONS                      10,648       8,990     7,896     6,607     9,211      8,213
SHAREHOLDERS' EQUITY:
  Common stock                             65,663      74,794    85,410   108,299   116,139     121,983
  Deferred stock compensation                (233)       (948)   (1,561)   (2,685)   (4,524)     (4,916)
  Accumulated other comprehensive
   income (loss)                               15         (23)       -        (19)      (32)        (25)
  Retained earnings                        88,963     101,949   120,452   143,624   168,382     179,772
                                         --------    --------  --------  --------  --------    --------
TOTAL SHAREHOLDERS' EQUITY                154,408     175,772   204,301   249,219   279,965     296,814
                                         --------    --------  --------  --------  --------    --------
TOTAL                                    $213,964    $231,488  $267,308  $307,680  $358,597    $371,472
                                         ========    ========  ========  ========  ========    ========